UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

TARONIS FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56101	32-0547454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

24980 N. 83rd Avenue, Suite 100

Peoria, AZ 85383

(Address of principal executive offices) (Zip Code)

(866) 370-3835

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements with respect to us which constitute ‘‘forward-looking statements’’ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the ‘‘safe harbor’’ created by those sections. Forward-looking statements, which are based on certain assumptions and reflect our plans, estimates and beliefs, can generally be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seek,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “would,” or other comparable terms. These forward-looking statements include, but are not limited to, statements concerning future events, our future financial performance, business strategy and plans and objectives of management for future operations. Our actual results could differ materially from those discussed in any forward-looking statements we make. Factors that could cause or contribute to these differences include those discussed in “Risk Factors” and in the documents incorporated by reference herein, and presently unknown risks or uncertainties that may arise in the future.

We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. We disclaim any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission, to publicly update or revise any such statements to reflect any change in company expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

You should read this Current Report on Form 8-K completely and with the understanding that our actual future results and actions may be materially different from what we expect. You should assume that the information appearing in this Current Report on Form 8-K is accurate as of the date hereof only. Our business, financial condition, results of operations and prospects may change. We may not update these forward-looking statements, even though our situation may change in the future, unless we have obligations under the federal securities laws to update and disclose material developments related to previously disclosed information. We qualify all of the information presented in this prospectus, and particularly our forward-looking statements, by these cautionary statements.

Item 8.01. Other Events.

The purpose of this disclosure is to notify the current shareholders of Taronis Fuels, Inc. (“the “Company”, “we”, “us”, or “our”) that the Company intends to effect a reverse split of its issued and outstanding Common Stock prior to December 31, 2020, so that the Company’s share price meets initial listing requirements of the NYSE American stock exchange.

While the Company has determined that notice of the proposed corporate action is not required by Section 228(e) of the Delaware General Corporation Law or Rule 14c-2 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), because there were no other stockholders of the Company entitled to vote as of the Record Date (as described below), the Company is providing the following disclosure to provide its current stockholders with pertinent information regarding the Reverse Stock Split in an effort to keep its stockholders informed of the purpose of the Reverse Stock Split, effects of the Reverse Stock Split on their shares of Common Stock, and the Company’s future plans.

On November 22, 2019 (the “Record Date”), Taronis Technologies, Inc. (the “Stockholder”), the former parent company of Taronis Fuels, Inc. and holder of all of the voting power as of the Record Date of all of the Company’s issued and outstanding shares of common stock, par value $0.000001 (“Common Stock”), took action by unanimous written consent, in lieu of a special meeting, to approve a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of all of the outstanding shares of the Company’s Common Stock and treasury stock at a ratio ranging from one-for-two to one-for-one hundred (the “Reverse Stock Split”). The Reverse Stock Split was unanimously approved by our Board of Directors (the “Board”) on November 22, 2019, subject to approval by the Stockholder, which was obtained as described above.

The Board has discretion to implement the Reverse Stock Split any time prior to January 1, 2021.

Purpose and Background of the Reverse Stock Split

The purpose of the Reverse Stock Split is to reduce the number of shares issued and outstanding with the corresponding intended effect being an increase in the Company’s share price. The Company believes that with a higher share price it will be able to meet the share price requirement required for listing on the NYSE American stock exchange. The Company’s Common Stock is currently listed on the OTCQB under the symbol “TRNF.”

The Board approved the Reverse Stock Split, and submitted the action for approval by the Stockholder, in anticipation of a future listing of the Company’s Common Stock on the NYSE American.

The Board believes that listing our Common Stock on the NYSE American will increase the liquidity of our Common Stock by providing us with a market for the Common Stock that is more accessible than if the Company’s Common Stock were to continue to trade on the OTCQB. Such alternative markets are generally considered to be less efficient than, and not as broad as, the NYSE American. Among other factors, trading on the NYSE American may increase liquidity and potentially minimize the spread between the “bid” and “ask” prices quoted by market makers. Further, such a listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our Common Stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in the Company more favorably if our shares qualify for listing on the NYSE American as compared with the OTCQB. The Board has also determined that the consummation of the Reverse Stock Split is likely necessary to achieve compliance with the initial listing requirements of the NYSE American.

The Board also believes that the historical and current per share market price of the Company’s Common Stock has a negative effect on the marketability of the Company’s existing outstanding shares. The Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced securities. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced securities. Third, because the brokers’ commissions on low-priced securities generally represent a higher percentage of the stock price than commissions on higher priced securities, the current share price of the Company’s Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the Common Stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the Company’s Common Stock. The Board anticipates that a Reverse Stock Split will result in a higher bid price for the Company’s Common Stock, which may help to alleviate some of these problems.

We expect that a Reverse Stock Split of our Common Stock will increase the market price of the Common Stock such that the market price of our Common Stock will meet the initial listing minimum bid price listing standard of the NYSE American. However, the effect of a Reverse Stock Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of similar Reverse Stock Split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Stock Split, effectively reducing our market capitalization, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the prescribed initial listing minimum bid price for a sustained period of time. The market price of the Company’s Common Stock may vary based on other factors that are unrelated to the number of shares outstanding, including the Company’s future performance.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, as to which no assurance can be given, the Board believes this increase will aid the Company’s in obtaining its listing on the NYSE American and may facilitate future financings and enhance our ability to attract, retain, and motivate employees and other service providers.

Board Discretion to Implement the Reverse Stock Split

If the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific stock split ratio, including prevailing market conditions, the trading price of the Common Stock and the steps that we will need to take in order to meet the initial listing bid price requirement and other listing regulations of the NYSE American. Based in part on the price of the Common Stock on the days leading up to the filing of the certificate of amendment to the Charter effecting the Reverse Stock Split, the Board will determine the timing and ratio of the Reverse Stock Split, in the range of one-for-two to one-for-one hundred, that, in the judgment of the Board, is the reverse split ratio most likely to allow us to achieve and maintain compliance with the minimum price per share requirement for initial listing on the NYSE American for the longest period of time, while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market. The Board will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split within the limits set forth herein.

The Board may, in its sole discretion, abandon the proposed certificate of amendment to the Charter and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split prior to January 1, 2021, as permitted by Section 242(c) of the Delaware General Corporation Law. If the Board fails to implement the certificate of amendment to the Charter prior to January 1, 2021, stockholder approval would again be required prior to implementing any Reverse Stock Split.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split could result in a significant devaluation of the Company’s market capitalization and trading price of the Common Stock, and we cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of increasing the market price of the Common Stock such that the market price of our Common Stock meets the initial listing minimum bid price listing standard of the NYSE American.

The Board expects that a Reverse Stock Split of the outstanding Common Stock will increase the market price of the Common Stock. However, the Company cannot be certain whether the Reverse Stock Split would lead to a sustained increase in the trading price or the trading market for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of pre-split shares of Common Stock outstanding before the Reverse Stock Split;

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors, including institutional investors, who do not trade in lower priced securities;

●	the Reverse Stock Split will result in a per share price that will increase the Company’s ability to attract and retain employees and other service providers;

●	the market price per post-split share will be sufficient to obtain listing on the NYSE American or remain in excess of the minimum closing bid price as required by the NYSE American Rules, or that the Company will or would otherwise meet the requirements of the NYSE American for initial or continued inclusion for trading on the NYSE American; and

●	the Reverse Stock Split will increase the trading market for the Common Stock, particularly if the stock price does not increase as a result of the reduction in the number of shares of Common Stock available in the public market.

The market price of the Common Stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than what would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split and this could have an adverse effect on the price of the Common Stock. If the market price of the shares of Common Stock declines subsequent to the effectiveness of the Reverse Stock Split, this will detrimentally impact the Company’s market capitalization and the market value of the Company’s public float.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Because of the Reverse Stock Split ratio, certain stockholders may no longer have any equity interest in the Company.

Depending on the Reverse Stock Split ratio ultimately determined by the Board, certain stockholders might be fully cashed out in the Reverse Stock Split and thus, after the Reverse Stock Split takes effect, such stockholders would no longer have any equity interest in the Company and therefore would not participate in our future earnings or growth, if any. It will not be possible for cashed out stockholders, if any, to re-acquire an equity interest in the Company unless they purchase an interest from a remaining stockholder or in a future equity financing by the Company.

The Reverse Stock Split may not help generate additional investor interest.

There can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

There is no assurance that the Company will be listed on the NYSE American even if the Reverse Stock Split results in an increase in the market price of our Common Stock.

In the event the Reverse Stock Split results in an increase in the market price of the Company’s Common Stock such that it meets the minimum bid listing requirements of the NYSE American, there is no assurance that the Company’s application for listing will be accepted. Other factors outside the control of the Company could impact the NYSE American’s acceptance of our listing application and therefore stockholders should not assume an NYSE American listing will be approved merely as a result of an increase in the market price of the Company’s Common Stock.

Effective Date

Assuming the Board exercises its discretion to effect the Reverse Stock Split within the time frame approved by the Stockholder, the Reverse Stock Split will become effective as of the date and time (the “Effective Date”) that the certificate of amendment to the Charter to effect the Reverse Stock Split is filed with the Secretary of State of the State of Delaware (or such later date and time as is stated in such certificate) in accordance with the Delaware General Corporation Law, without any further action on the part of stockholders and without regard to the date that any stockholder physically surrenders the stockholder’s certificates representing pre-split shares of Common Stock for certificates representing post-split shares. As previously noted, the Board of Directors, in its discretion, may decide against effecting the Reverse Stock Split and the filing of the certificate of amendment to the Charter to effect the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

After the Effective Date, each stockholder will own a reduced number of shares of the Common Stock. However, the Company expects that the market price of the Common Stock immediately after the Reverse Stock Split will increase above the market price of the Common Stock immediately prior to the Reverse Stock Split. The proposed Reverse Stock Split will be effected simultaneously for all of the outstanding shares of Common Stock, and the ratio for the Reverse Stock Split will be the same for all of the outstanding shares of Common Stock. The Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent that the Reverse Stock Split would result in any of the stockholders owning a fractional share as described below). Likewise, the Reverse Stock Split will affect all holders of outstanding equity awards under the Company’s Amended and Restated 2019 Equity Incentive Plan (the “Equity Plan”) substantially the same (except to the extent that the Reverse Stock Split would result in a fractional interest as described below). The Reverse Stock Split will not affect the number of shares available for future issuance under the Equity Plan. Proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed Reverse Stock Split (except to the extent that the Reverse Stock Split would result in any stockholders owning a fractional share as described below). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold approximately 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split. The number of stockholders of record also will not be affected by the proposed Reverse Stock Split (except to the extent that the Reverse Stock Split would result in any stockholders owning only a fractional share as described below).

The par value per share of the Common Stock would remain unchanged at $0.000001 per share after the Reverse Stock Split. In addition, the Reverse Stock Split will not reduce the number of authorized shares of Common Stock.

The authorized capital stock of the Company will remain unchanged. Company will continue to have 1,000,000,000 shares of authorized capital stock, with 950,000,000 shares designated as Common Stock and 50,000,000 shares designated as preferred stock, par value $0.000001 per share.

If the proposed Reverse Stock Split is implemented, it may increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of Common Stock.

The Common Stock is currently registered under Section 12(g) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act. If the proposed Reverse Stock Split is implemented, the Common Stock will continue to be reported on the OTCQB under the symbol “TRNF” unless and until the Company’s Common Stock is approved for listing on the NYSE American.

The proposed certificate of amendment to the Charter will not change the terms of the Common Stock. After the Reverse Stock Split, the shares of the Common Stock will have the same rights and privileges, including voting rights, and will be identical in all other respects to the Common Stock now authorized. Each stockholder’s percentage ownership of the new Common Stock will not be altered except for the effect of eliminating fractional shares (which is discussed in more detail below). The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Treatment of Fractional Shares

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, the Company via its transfer agent would pay to the registered stockholder, in cash, the value of any fractional share interest arising from the Reverse Stock Split. Shareholders entitled to payment for fractional shares would receive payment without the need to surrender their certificates or fill out forms. The cash payment would equal the closing sales price of the Common Stock as reported on the OTCQB on the Effective Date multiplied by the number of shares of pre-split Common Stock held by the stockholder that would otherwise have been exchanged for such fractional share. No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for the period of time between the Effective Date and the date payment is made for their fractional shares. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment as described herein. This cash payment merely represents a mechanical rounding off of the fractions in the exchange. For a discussion of the treatment of any fractional interest that may arise as a result of the Reverse Stock Split relating to equity awards under the Equity Plan, please see the section below under the heading “Effect of the Reverse Stock Split on Equity Awards.”

As a result of the Reverse Stock Split, depending on the ratio determined by the Board certain stockholders may no longer be stockholders of the Company on a post-split basis. In other words, certain holders may hold no shares or only fractional shares on a post-split basis and will only be entitled to receive cash for the fractional share of Common Stock such stockholder would hold on a post-split basis. The actual number of stockholders that will be eliminated will depend on actual ratio determined by the Board. Reducing the number of post-split stockholders, however, is not the purpose of the Reverse Stock Split.

If you do not hold sufficient shares of pre-split Common Stock to receive at least one post-split share of Common Stock and you want to hold Common Stock after the Reverse Stock Split, you may do so by taking either of the following actions far enough in advance so that it is completed before the Reverse Stock Split is effected:

●	purchase a sufficient number of shares of Common Stock so that you would hold enough shares of Common Stock in your account prior to the implementation of the Reverse Stock Split that would entitle you to receive at least one share of Common Stock on a post-split basis (assuming the maximum ratio); or

●

if applicable, consolidate your accounts so that you hold enough shares of Common Stock in one account prior to the Reverse Stock Split that would entitle you to at least one share of Common Stock on a post-split basis (assuming the maximum ratio). Common Stock held in registered form (that is, shares held by you in your own name on the Company’s share register maintained by its transfer agent) and Common Stock held in “street name” (that is, shares held by you through a bank, broker or other nominee) for the same investor would be considered held in separate accounts and would not be aggregated when implementing the Reverse Stock Split. Also, shares of Common Stock held in registered form but in separate accounts by the same investor would not be aggregated when implementing the Reverse Stock Split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect of the Reverse Stock Split on Convertible Debentures and Warrants

The Reverse Stock Split will require that proportionate adjustments be made to the conversion price, the per share exercise price and the number of shares issuable upon the exercise or conversion of the Company’s debentures convertible into shares of Common Stock and warrants exercisable into shares of Common Stock, in accordance with the Reverse Stock Split ratio.

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Reverse Stock Split ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect of the Reverse Stock Split on Equity Awards

On the Effective Date, the number of shares authorized for issuance under the Equity Plan will remain unchanged. The proposed Reverse Stock Split will, however, reduce the number of shares of Common Stock previously issued or available for issuance for outstanding equity awards under the Equity Plan on the Effective Date. All shares of Common Stock subject to outstanding equity awards (including stock options) under the Equity Plan will be converted on the Effective Date into a reduced number of shares based on the ratio determined by the Board and the number of such shares immediately preceding the Reverse Stock Split (subject to adjustment for fractional interests). In addition, the exercise price of outstanding stock options will be increased, when compared with the exercise price specified before the Reverse Stock Split, in proportion to the ratio determined by the Board. This will result in approximately the same aggregate price being required to be paid as immediately preceding the Reverse Stock Split. No fractional shares with respect to the shares subject to the outstanding equity awards (including stock options) under the Equity Plan will be issued following the Reverse Stock Split. Therefore, if the number of shares subject to any outstanding equity award under the Equity Plan immediately before the Reverse Stock Split is not evenly divisible (in other words, it would result in a fractional interest following the Reverse Stock Split), the number of shares of Common Stock subject to such equity award (including upon exercise of stock options) will be rounded up to the nearest whole number.

Non-Mandatory Exchange of Stock Certificates

As soon as practicable after the Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Company’s transfer agent will act as “exchange agent” for purposes of implementing the exchange of stock certificates if a shareholder requests a new certificate. The exchange of stock certificates is not mandatory. If you are entitled to payment in lieu of any fractional share interest, payment will be made as described above under the heading “Treatment of Fractional Shares.” If you hold any or all of your shares electronically in book-entry form, please see the section below under the heading “Effect on Registered Book-Entry Holders.”

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS THEY DESIRE NEW CERTIFICATES OR ARE OTHERWISE REQUESTED TO DO SO BY THE TRANSFER AGENT.

In connection with the Reverse Stock Split, the Common Stock will change its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing shares of the post-split Common Stock.

Effect on Beneficial Owners

Stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by the Company for registered stockholders that hold such shares directly, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your bank, broker or nominee.

Effect on Registered Book-Entry Holders

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

●	If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, you may request a transaction statement from the transfer agent.

●	If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the Company’s transfer agent completes the aggregation and sale described above in “Treatment of Fractional Shares.” By cashing this check, you will warrant that you owned the shares for which you receive a cash payment.

Accounting Consequences

The par value per share of the Common Stock would remain unchanged at $0.000001 per share after the Reverse Stock Split. As a result, on the Effective Date, the par value per share on the Company’s balance sheet attributable to the Common Stock will be reduced proportionally from its present amount, and the additional paid in capital account shall be credited with the amount by which the par value per share is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding or held by the Company in treasury stock. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Dissenter’s Right of Appraisal

No dissenters’ or appraisal rights under the Delaware General Corporation Law are afforded to the Company’s stockholders as a result of the approval of the Reverse Stock Split, amendment to the Charter, and the actions taken by the Shareholder.

Outstanding Shares and Voting Rights

THE BOARD IS NOT SOLICITING YOUR CONSENT OR YOUR PROXY IN CONNECTION WITH THESE ACTIONS, AND NO CONSENTS OR PROXIES ARE BEING REQUESTED FROM STOCKHOLDERS. THE VOTE THAT WAS REQUIRED TO APPROVE THE TRANSACTIONS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K WAS THE AFFIRMATIVE VOTE OF THE HOLDER OF ALL OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY ENTITLED AS OF THE RECORD DATE TO VOTE ON SUCH MATTERS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2020	TARONIS FUELS, INC.

	By:	/s/ Scott Mahoney
	Name:	Scott Mahoney
	Title:	Chief Executive Officer